U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K/A2

                                      CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2001

                              The Majestic Companies, Ltd.
                 (Exact name of registrant as specified in its charter)

                                          Nevada
               (State or jurisdiction of incorporation or organization)

                                        000-28083
                                (Commission File Number)

                                          88-0293171
                          (I.R.S. Employer Identification Number)

       8880 Rio San Diego Drive, 8th Floor, San Diego, CA         92108
(Address of principal executive offices                         (Zip Code)

                      Registrant's telephone number: (619) 209-6077

            (Former name or former address, if changed since last report)


EXPLANATORY NOTE:  This Current Report on Form 8K/A2 amends Item
7(b) of the Registrant's Current Report on Form 8-K, filed on November 16, 2001, to provide the Registrant's Unaudited Pro Forma Financial Statements. The remaining items have not been amended herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro Forma Financial Information.

     Unaudited Pro Forma Condensed Balance Sheet as of
       September 30, 2001
     Unaudited Consolidated Pro Forma Unaudited Statement of Losses for
       the Nine Months ended September 30, 2001
     Unaudited Consolidated Pro Forma Unaudited Statement of Losses for
       the Year ended December 31, 2000
     Notes to Unaudited  Pro Forma Condensed Financial Information

                Unaudited Pro Forma Condensed Financial Information

     The Registrant has agreed to transfer its wholly-owned subsidiary, Majestic Modular Buildings, Ltd.(" Modular"), through an Agreement and Plan of Exchange ("Agreement"). Pursuant to this Agreement, Modular will become a wholly-owned subsidiary of Global Diversified Holdings, Inc, formerly Global Foods Online, Inc. ("Global"). Pursuant to the terms and conditions of that Agreement, at such time as Global filed its Schedule 14C, nothing by either the Registrant or Global could cause this Agreement to be void, voidable or invalid. Global filed its Schedule 14C on November 16, 2001.

     For the acquisition of Modular, Global shall issue to the Registrant a total of Twenty-Eight Million, Five Hundred Thousand
(28,500,000) shares of the common stock of Global.   Global also
issued a note payable to Majestic in the amount of Nine Hundred Thousand Dollars ($900,000), payable over a sixteen (16) month period. The Registrant has set a record date of December 11, 2001, and will distribute, pro-rata, to each shareholder of record, as a dividend, all Twenty-Eight Million, Five Hundred Thousand shares of the common stock of Global.

     Subsequent to the date of the Agreement, the Registrant and Global amended the terms of the Agreement whereby the Registrant and Global agreed to cancel the $900,000 note in exchange for the issuance of an additional 5,000,000 shares of Global restricted common stock to the Registrant. The shares are to be held in escrow and Global has the option to redeem the shares in full, or in part, within one year of issuance in exchange for $150,000.

     Also pursuant to the terms of the Agreement, all property, real, personal and mixed, and all debts due to Modular on whatever account, as well for stock subscriptions as all other choses in action, and all and every other interest of or belonging to Modular shall remain with Modular, and the title to any real estate or any interest, whether vested by deed or otherwise, in Modular shall not revert or be in any way impaired by reason of the exchange; provided, however, that all rights of creditors and all liens upon the property of Modular shall be preserved unimpaired, and any debts, liabilities, obligations and duties of Modular shall remain with Modular.

     Modular is engaged in the business of designing, manufacturing and marketing re-locatable modular structures such as classrooms and office buildings to end users as well as to third party leasing agents for use primarily within the state of California. Modular maintains administrative and manufacturing facilities at 320 9th Street, Modesto, California.

     Modular's principal product line consists of a variety of re-locatable modular classroom structures that are sold to both public and private California school districts. The Modular's modular classroom structures are engineered and constructed in accordance with pre-approved building plans, commonly referred to as "P.C.'s" or "pre- checked" plans that conform to structural and seismic safety specifications adopted by the California Department of State Architects ("DSA"). The DSA regulates all California school construction on public land and the DSA's standards are considered to be more rigorous than the standards that typically regulate other classes of commercial portable structures.

     The Registrant believes that the transfer of Modular is a critical step in the redeployment of its assets into the Registrant's core business of developing and bringing to market its line of innovative safety and health related products.

     The Registrant plans to utilize the proceeds from the transfer of Modular to held fund development and commercialization of its safety products, potential licenses and other acquisitions of complementary technologies and products; as well as for general corporate purposes and working capital.

                         THE MAJESTIC COMPANIES, LTD.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2001

                                        Majestic        ProForma     Pro-Forma
                                        Companies     Adjustments    Balance
                                            Ltd.                      Sheet

     ASSETS
Current Assets
 Cash                                   $   248,404          (176)(1) $ 248,228
 Accounts Receivable                         70,584       (50,584)(1)    20,000
                                                         (427,500)(3)
                                                          427,500 (1)
 Marketable Securities                                    150,000(1)    150,000
 Deposits and Other                          60,944       (52,508)(1)     8,436
 Inventory, at cost                         530,162      (530,162)(1)         -

Total Current Assets                        910,094                     426,664

Fixed Assets
 Property, plant, and equipment, net of
Depreciation                                192,142      (151,769)(1)    40,373

Other Assets
 Trademarks and Licenses, net                82,374       (17,511)(1)    64,863
Total Other Assets                           82,374                      64,863

TOTAL ASSETS                              1,184,610                     531,900

         See accompanying notes to pro forma unaudited condensed information

                            THE MAJESTIC COMPANIES, LTD.
                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              SEPTEMBER 30, 2001

                                        Majestic        ProForma     Pro-Forma
                                        Companies     Adjustments    Balance
                                            Ltd.                      Sheet

     LIABILITIES
Current Liabilities
 Current maturities of long term debt   $   79,934                  $   79,934
 Accounts                                1,099,754      896,910(1)     202,844
 Contract Deposits                         892,868      892,868(1)           -
 Other Liabilities                         232,595        7,595(1)     225,000
Total Current Liabilities                2,305,151                     507,778

Long Term Liabilities
 Long term debt, less current maturities    95,888                      95,888
 Due related party                         274,397                     274,397
Total Long Term Liabilities                370,285                     370,285

TOTAL LIABILTIES                         2,675,436                     878,063

Stockholders' Equity (deficiency)
 Common Stock                              191,290                     191,290
 Additional Paid In Capital             12,871,198       427,500(3) 12,443,698
                                                      (1,020,232)(1)
 Deficiency in Retained Earnings       (14,553,314)    (551,931)(2)(12,981,151)

TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY) (1,490,826)                   (346,163)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                     1,184,610                     531,900

      See accompanying notes to pro forma unaudited condensed information.

                            THE MAJESTIC COMPANIES, LTD.
                UNAUDITED PRO FORMA CONDENSED STATEMENT OF LOSSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                        Majestic        ProForma     Pro-Forma
                                        Companies     Adjustments    Statement
                                            Ltd.                     Of Losses

Sales                                   $    863,624    832,318(2)  $   31,306

Cost of Goods Sold
 Materials                                   448,804   (448,804)(2)          -
 Labor                                       189,875   (189,875)(2)          -
 Other                                           208       (208)(2)          -
Total Cost of Goods Sold                     638,887                         -

Gross Margin                                 224,737                    31,306
Other Income                                  29,033                    29,033
                                             253,770                    60,339
Selling, general and administrative        2,156,616    (745,362)(2) 1,411,254
Net loss from continuing
operations before income
taxes and discontinued operations         (1,902,846)               (1,350,915)
Income (taxes) benefit                             -                         -
Loss from continuing operations, before
discontinued operations                   (1,902,846)               (1,350,915)
Income on disposal of
discontinued operations, net                       -    1,020,232(1) 1,020,232
Net Income (Loss)                         (1,902,846)                 (330,683)

Income (Loss) per common share
(basic and assuming dilution)                  (0.01)                    (0.01)

Weighted average shares outstanding      162,321,286               162,321,286

       See accompanying notes to pro forma unaudited condensed information.

                              THE MAJESTIC COMPANIES, LTD.
                 UNAUDITED PRO FORMA CONDENSED STATEMENT OF LOSSES
                       FOR THE PERIOD ENDED DECEMBER 31, 2000

                                        Majestic        ProForma     Pro-Forma
                                        Companies     Adjustments    Statement
                                            Ltd.                     Of Losses

Sales                                  $ 2,423,171    2,383,021(2)  $   40,150

Cost of Goods Sold
 Materials                              1,953,798    (1,741,711)(2)    212,087
 Labor                                    828,349      (828,349)(2)          -
 Other                                      8,233        (8,233)(2)          -
Total Cost of Goods Sold                2,790,380                      212,087

Gross Margin                            (367,209)                     (171,937)
Other Income                              68,277                        62,203
                                        (298,932)                     (109,734)
Selling, general and administrative    5,516,961     (1,274,207)(2)  4,242,754
Net loss from continuing
operations before income
taxes and discontinued operations     (5,815,893)                   (4,352,488)
Income (taxes) benefit                         -                             -
Loss from continuing
operations, before
discontinued operations               (5,815,893)                   (4,352,488)
Income on disposal of
discontinued operations, net                   -      1,020,232(2)   1,020,232
Net Loss                              (5,815,893)                   (3,332,256)

Loss per common share
(basic and assuming dilution)              (0.04)                        (0.02)

Weighted average shares outstanding   162,321,286                  162,321,286

        See accompanying note to pro forma unaudited condensed information.

           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The Pro Forma Unaudited Financial Statements have been prepared in order to present the condensed financial position and results of operations as if the disposition of The Majestic Companies, Ltd.'s ("Company") wholly owned subsidiary, Majestic Modular Buildings, Ltd. ("Modular") to Global Diversified Holdings, Inc, formerly Global Foods Online, Inc. ("Global") had occurred as of September 30, 2001 for the unaudited pro forma condensed balance sheet, as if the transaction had taken place at January 1, 2000 for the unaudited pro forma condensed statements of losses for the year ended December 31, 2000 and for the nine month period ended September 30, 2001.

In connection with the disposition of Modular, the Registrant received from Global a total of Twenty-Eight Million, Five Hundred
Thousand (28,500,000) shares of the common stock of Global.   Global
also issued a note payable to Majestic in the amount of Nine Hundred Thousand Dollars ($900,000), payable over a sixteen (16) month period. The Registrant has set a record date of December 11, 2001, and will distribute, pro-rata, to each shareholder of record, as a dividend, all Twenty-Eight Million, Five Hundred Thousand shares of the common stock of Global.

Subsequent to the date of the Agreement, the Registrant and Global amended the terms of the Agreement whereby the Registrant and Global agreed to cancel the $900,000 note in exchange for the issuance of an additional 5,000,000 shares of Global restricted common stock to the Registrant. The shares are to be held in escrow and Global has the option to redeem the shares in full, or in part, within one year of issuance in exchange for $150,000.

The unaudited pro forma condensed financial data has been prepared by the Company's management based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. This pro forma data may not be indicative of the results that actually would have occurred if the transfer had been in effect on the dates indicated or which may be obtained in the future. This pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and the consolidated December 31, 2000 financial statements and footnotes thereto included in the Company's SEC Form 10KSB and the Company's September 30, 2001 financial information included in the Company's SEC Form 10QSB..

The following pro forma adjustments are incorporated into the unaudited pro forma condensed balance sheet as of September 30, 2001 and the unaudited pro forma condensed statement of losses for the nine month period ended September 30, 2001 and for the year ended
December 31, 2000.

     (1) To record disposition of Modular , and the consideration received in the transaction, and the resulting gain on disposition.

     (2) To record the effect on the Company's results of operations for the year ended December 31, 2000 and the nine month period ended September 30, 2001 of the disposition of Modular

     (3) To record the distribution of 28,500,000 shares of Global common stock to Company shareholders.

                                      SIGNATURE

     Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             The Majestic Companies, Ltd.

                                             By: /s/ Francis A. Zubrowski

Dated: FEBRUARY 22, 2002                     Francis A. Zubrowksi
                                             Chief Executive Officer